Consolidated Balance Sheets (Parentheticals)(Variable Interest Entities Without Recourse [Member]) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2014 USD ($)	Dec. 31, 2014 CNY	Dec. 31, 2013 CNY
Accounts payable	$ 718	4,453	10,282
Insurance premium payables	43	268	223
Other payables and accrued expenses	1,144	7,099	21,129
Accrued payroll	175	1,083	2,172
Income taxes payable	$ 414	2,571	2,603